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                                                                    EXHIBIT 99.2


                 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
               (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)



I, YU-EN CHIU, Chief Financial Officer (principal financial officer) of Kid Castle Educational Corporation (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended September 30, 2002 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




      /s/ Yu-En Chiu
------------------------------
Name:  Yu-En Chiu
Date:  May 9, 2003


                                  Exhibit 99.2